Lord Abbett Small Cap Value Fund

Supplement dated June 11, 2013 to the

Summary Prospectus dated April 1, 2013

The following replaces the subsection titled “Management – Portfolio Manager” on page 8 of the summary prospectus:

Portfolio Manager.

Portfolio Manager/Title	Member of the Investment Management Team Since
Robert P. Fetch, Partner and Director	1997

Please retain this document for your future reference.